Exhibit 99.1


MBNA MASTER CREDIT CARD TRUST 1993-3

KEY PERFORMANCE FACTORS
February, 1999

Scheduled Maturity                                      3/15/99


Coupon                                                  5.40%


Excess Protection Level
   3 Month Average  15.17%
     February, 1999  19.76%
     January, 1999  13.52%
     December, 1998  12.22%



Cash Yield                                              37.07%


Investor Charge Offs                                    9.90%


Base Rate                                               7.40%


Over 35 Day Delinquency                                 6.06%


Seller's Interest                                       55.75%


Total Payment Rate                                      10.98%


Total Principal Balance                                $3,577,983,002.43


Investor Participation Amount                          $62,500,000.00


Seller Participation Amount                            $1,994,649,669.0